                                                                     Exhibit 4.2


                              Amendment No. 1 to
                Amended and Restated Investor Rights Agreement

          This Amendment No. 1, dated November 13, 2000 amends that certain Amended and Restated Investor Rights Agreement, dated as of May 2, 2000 (with subsequent closings on May 12 and 18, 2000) (the "Agreement"), of Plumtree Software, Inc. (the "Company").

          Certain defined terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

          The Agreement is hereby amended to add the following section:

          "Section 2.14 Limitation of Rights. Notwithstanding anything to the contrary in this Agreement, the provisions of Section 2.3, including, without limitation, all registration rights set forth therein, shall not apply to the Company's proposed Initial Offering approved by the Company's Board of Directors on September 7, 2000."

          The parties have caused this Amendment No. 1 to Amended and Restated Investor Rights Agreement to be duly executed as of the day and year first written above.

COMPANY                                  INVESTORS:


Plumtree Software, Inc.                  Putnam OTC And Emerging Growth Fund

                                         Putnam Emerging Information Sciences
                                         Trust
By: /s/ John Kunze
    -------------------------
    John Kunze                           By:          /s/ John Verani
    Chief Executive Officer                  ----------------------------------
                                         Name:            John Verani
                                               --------------------------------

                                         Title:      Senior Vice President
                                                -------------------------------


                                         Aman Ventures

                                         By:        /s/ William Bell
                                             ----------------------------------

                                         Name:          William Bell
                                               --------------------------------

                                         Title:        Managing Partner
                                                -------------------------------



                                         The Procter & Gamble Company

                                         By:        /s/ D.R. Walker
                                             ----------------------------------

                                         Name:          D.R. Walker
                                               --------------------------------

                                         Title: Vice President and Comptroller
                                                -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                         CSFB Technology Holdings 2000, LLC

                                         By:    /s/ William J.B. Brady
                                             ----------------------------------

                                         Name:      William J.B. Brady III
                                               --------------------------------

                                         Title:         Vice President
                                                -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                         Sybat LLC

                                         By:       /s/ Jeanette Symons
                                             ----------------------------------

                                         Name:         Jeanette Symons
                                               --------------------------------

                                         Title:
                                                -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                         Project Capital Special Reserve
                                         Partners

                                         By:         /s/ Earle Yaffa
                                             ----------------------------------

                                         Name:           Earle Yaffa
                                               --------------------------------

                                         Title:        Managing Partner
                                                -------------------------------



                                         Gregory C. Smith

                                         By:
                                             ----------------------------------

                                         Title:
                                                -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          J.M.J. Capital Partners

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Robert Haddad

                                          By:
                                              ----------------------------------

                                          Name:
                                                --------------------------------

                                          Title:
                                                 -------------------------------



                                          Rick Shangraw

                                          By:      /s/ R.F. Shangraw Jr.
                                              ----------------------------------

                                          Name:        R.F. Shangraw Jr.
                                                --------------------------------

                                          Title:
                                                 -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Steven Anderson

                                          By:        /s/ Steven Anderson
                                              ----------------------------------

                                          Name:          Steven Anderson
                                                --------------------------------

                                          Title:
                                                 -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Sequoia Capital VII
                                          Sequoia Technology Partners VII
                                          Sequoia International Partners
                                          Sequoia 1995 LLC
                                          SQP 1997
                                          Sequoia 1997 LLC

                                          By: /s/ Pierre Lamond
                                             -----------------------------------
                                          Title:
                                                 -------------------------------



                                          Pierre Lamond

                                          By: /s/ Pierre Lamond
                                             -----------------------------------


                                          John Dillon

                                          By: /s/ John Dillon
                                             -----------------------------------


                                          Marshall Smith

                                          By: /s/ Marshall Smith
                                             -----------------------------------


                                          Joanne Knight

                                          By:
                                             -----------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          H&Q Plumtree Investors, L.P.

                                          By: /s/ Jackie Berterretche
                                              ----------------------------------
                                          Name:   Jackie Berterretche
                                                --------------------------------
                                          Title:  Attorney-in-Fact
                                                 -------------------------------


                                          Hambrecht & Quist Employee Venture
                                          Fund II., L.P.

                                          Hambrecht & Quist Employee Venture
                                          Fund 2000

                                          By: /s/ Thomas Szymoniak
                                              ----------------------------------
                                          Name:   Thomas Szymoniak
                                                --------------------------------
                                          Title:  Attorney-in-Fact
                                                 -------------------------------


                                          Todd US Ventures LLC

                                          By: /s/ Jackie Berterretche
                                              ----------------------------------
                                          Name:   Jackie Berterretche
                                                --------------------------------
                                          Title:  Attorney-in-Fact
                                                 -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Red Rock Ventures L.P.

                                          By: /s/ C.K. Myers
                                              ----------------------------------
                                          Name:   C.K. Myers
                                                --------------------------------
                                          Title:  Member
                                                 -------------------------------


                                          Mitsui & Co. (USA), Inc.

                                          By: /s/ Yoichiro Endo
                                              ----------------------------------
                                          Name:   Yoichiro Endo
                                                --------------------------------
                                          Title:  General Manager
                                                 -------------------------------


                                          Cambridge Technology Capital
                                          Fund I, L.P.

                                          By: /s/ Ralph T. Linsalata
                                              ----------------------------------
                                          Name:   Ralph T. Linsalata
                                                --------------------------------
                                          Title:  Managing Director
                                                 -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Intel corporation

                                          By: /s/ Ravi Jacob
                                              ----------------------------------
                                          Name:   Ravi Jacob
                                                --------------------------------
                                          Title:  Assistant Treasurer
                                                 -------------------------------


                                          Ford Motor Company

                                          By: /s/ Kathryn S. Lamping
                                              ----------------------------------
                                          Name:   Kathryn S. Lamping
                                                --------------------------------
                                          Title:  Assistant Secretary
                                                 -------------------------------


                                          Janus Investment Fund on behalf of
                                          Janus Venture fund

                                          By: /s/ Heidi Walter
                                              ----------------------------------
                                          Name: Heidi Walter, Vice President
                                                --------------------------------
                                          Title:
                                                 -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Itochu Techno-Science Corporation
                                          Itochu Corporation

                                          By: /s/ Hiroo Inoue
                                              ----------------------------------
                                          Name:   Hiroo Inoue
                                                --------------------------------
                                          Title:  General Manager
                                                 -------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Kirrill Sheynkman

                                          By:  /s/ Kirrill Sheynkman
                                              ----------------------------------


                                          Katya Sheynkman

                                          By:  /s/ Katya Sheynkman
                                              ----------------------------------

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          Silicon Valley Bank

                                          By: /s/ [SIGNATURE ILLEGIBLE]
                                              ----------------------------------
                                              Treasurer


                                          WXI/SAN Realty, L.L.C.

                                          By:__________________________________



                                          Lighthouse Capital Partners II, L.P.

                                          By: Lighthouse Management
                                              Partners II, L.P.,
                                              its general partner

                                              Lighthouse Capital
                                              Partners II, L.P.,
                                              its general partner


                                          By: /s/ Richard D. Stubblefield
                                              ----------------------------------
                                              Richard D. Stubblefield


                                          Lighthouse Capital Partners III, L.P.

                                          By: Lighthouse Management
                                              Partners III, L.L.C.,
                                              its general partner


                                          By: /s/ Richard D. Stubblefield
                                              ----------------------------------
                                              Richard D. Stubblefield


  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT

                                          SHAREHOLDER

                                          By:  _________________________________

                                          Name:  _______________________________

                                          Title:  ______________________________

  SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS
                                   AGREEMENT